Filed pursuant to Rule 497(a)

Registration No. 333-233186

Rule 482ad

Owl Rock Capital Corporation

$500,000,000

3.750% Notes due 2025

PRICING TERM SHEET

January 14, 2020

The following sets forth the final terms of the 3.750% Notes due 2025 and should only be read together with the preliminary prospectus supplement dated January 14, 2020, together with the accompanying prospectus dated September 23, 2019 relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Owl Rock Capital Corporation
Debt Ticker:	OWLRCK
Security:	3.750% Notes due 2025
Ratings (Moody’s/S&P/Fitch)*:	Baa3 / BBB- / BBB- (Stable / Stable / Stable)
Trade Date:	January 14, 2020
Settlement Date**:	January 22, 2020 (T+5)
Aggregate Principal Amount Offered:	$500,000,000
Maturity Date:	July 22, 2025, unless earlier repurchased or redeemed
Benchmark Treasury:	1.750% due December 31, 2024
Benchmark Treasury Price and Yield:	100-18 3/4 / 1.626%
Spread to Benchmark Treasury:	+220 basis points
Yield to Maturity:	3.826%
Price to Public (Issue Price):	The Notes will be issued at a price of 99.626% of their principal amount, plus accrued interest, if any, from January 22, 2020
Coupon (Interest Rate):	3.750%
Interest Payment Dates:	January 22 and July 22, commencing July 22, 2020
Make-Whole Redemption:

Equal to the greater of the following amounts:

•                  100% of the principal amount of the Notes to be redeemed, or

•                  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points; provided, however, that if Owl Rock Capital Corporation redeems any Notes on or after June 22, 2025 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Use of Proceeds:	Pay down a portion of the existing indebtedness under the Revolving Credit Facility
CUSIP:	69121K AC8
ISIN:	US69121KAC80
Joint Book-Running Managers:

BofA Securities, Inc.

Deutsche Bank Securities Inc.

Goldman Sachs & Co. LLC

ING Financial Markets LLC

MUFG Securities Americas Inc.

RBC Capital Markets, LLC

SG Americas Securities, LLC

SMBC Nikko Securities America, Inc.

SunTrust Robinson Humphrey, Inc.

Co-Managers:

CIBC World Markets Corp.

Compass Point Research & Trading, LLC

Credit Suisse Securities (USA) LLC

ICBC Standard Bank Plc***

Janney Montgomery Scott LLC

JMP Securities LLC

Keefe, Bruyette & Woods, Inc.

Ladenburg Thalmann & Co. Inc.

Morgan Stanley & Co. LLC

Natixis Securities Americas LLC

PNC Capital Markets LLC

Raymond James & Associates, Inc.

Seaport Global Securities LLC

Wells Fargo Securities, LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**Owl Rock Capital Corporation expects that delivery of the Notes will be made to investors on or about January 22, 2020.  Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to two business days before the Settlement Date will be required, by virtue of the fact that the Notes initially will settle T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to two business days before the Settlement Date should consult their own advisor.

*** ICBC Standard Bank Plc is restricted in its U.S. securities dealings under the United States Bank Holding Company Act and may not underwrite, subscribe, agree to purchase or procure purchasers to purchase notes that are offered or sold in the United States. Accordingly, ICBC Standard Bank Plc shall not be obligated to, and shall not, underwrite, subscribe, agree to purchase or procure purchasers to purchase notes that may be offered or sold by other underwriters in the United States. ICBC Standard Bank Plc shall offer and sell the Notes constituting part of its allotment solely outside the United States.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Owl Rock Capital Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission (the “SEC”), and the documents incorporated by reference therein contain this and other information about Owl Rock Capital Corporation and should be read carefully before investing.

The issuer has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the Preliminary Prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from BofA Securities, Inc. by calling 1-800-294-1322, or by email dg.prospectus_requests@bofa.com.